UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report: February 11, 2026

(Date of earliest event reported)

BIORESTORATIVE THERAPIES, INC.

(Exact Name of Registrant as Specified in Charter)

Nevada	001-37603	30-1341024
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(IRS Employer Identification Number)

40 Marcus Drive, Melville, New York	11747
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (631) 760-8100

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value	BRTX	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On February 11, 2026, BioRestorative Therapies, Inc. (the “Company”) commenced a public offering (the “Offering”) of an aggregate of (a) 12,560,715 units (the “Common Units”), consisting of (i) 12,560,715 shares (the “Shares”) of the Company’s common stock, par value $0.0001 per share (the “Common Stock”) and (ii) five-year warrants to purchase up to 12,560,715 shares of Common Stock (the “Common Stock Warrants”), at an offering price of $0.35 per Common Unit, and (b) 1,725,000 units (the “Pre-Funded Units”), consisting of (i) pre-funded warrants to purchase up to 1,725,000 shares of Common Stock (the “Pre-Funded Warrants”) and (ii) five-year warrants to purchase up to 1,725,000 shares of Common Stock, at an offering price of $0.3499 per Pre-Funded Unit. The Offering closed on February 13, 2026.

The Common Stock Warrants have an exercise price of $0.35 per share, are immediately exercisable and expire five years after the date of issuance. The Pre-Funded Warrants have an exercise price of $0.0001 per share, are immediately exercisable and will remain exercisable until exercised in full.

The gross proceeds of the Offering were approximately $5.0 million, before deducting placement agent fees and expenses and offering expenses payable by the Company. The Company intends to use the net proceeds from the Offering in connection with its clinical trials with respect to its lead cell therapy candidate, BRTX-100, pre-clinical research and development with respect to its metabolic ThermoStem Program, the development of its commercial biocosmeceuticals platform and for general corporate purposes and working capital.

The securities described above were offered pursuant to a registration statement on Form S-1, as amended (File No. 333-293322), which was declared effective by the Securities and Exchange Commission (the “SEC”) on February 11, 2026.

In connection with the Offering, the Company entered into a securities purchase agreement (the “Securities Purchase Agreement”) with certain institutional investors. Pursuant to the Securities Purchase Agreement, the Company agreed not to issue, enter into any agreement to issue or announce the issuance or proposed issuance of any shares of Common Stock or any securities convertible into or exercisable or exchangeable for shares of Common Stock or file any registration statement or prospectus, or any amendment or supplement thereto for 90 days after the closing date of the Offering, subject to certain exceptions. In addition, the Company has agreed not to effect or enter into an agreement to effect any issuance of Common Stock or any securities convertible into or exercisable or exchangeable for shares of Common Stock involving a variable rate transaction (as defined in the Securities Purchase Agreement) until the nine-month anniversary of the closing date of the Offering, subject to certain exceptions.

The Securities Purchase Agreement contains customary representations, warranties and agreements by the Company, customary conditions to closing, indemnification obligations of the Company and the Purchasers, including for liabilities arising under the Securities Act of 1933, as amended (the “Securities Act”), other obligations of the parties and termination provisions. The representations, warranties and covenants contained in the Securities Purchase Agreement were made only for the purposes of such agreements and as of specific dates, were solely for the benefit of the parties to such agreements and may be subject to limitations agreed upon by the contracting parties.

In connection with the Offering, the Company entered into a placement agency agreement, dated February 11, 2026 (the “Placement Agency Agreement”), with Rodman & Renshaw LLC (the “Placement Agent”), pursuant to which the Company engaged the Placement Agent as the exclusive placement agent in connection with the Offering. The Company agreed to pay the Placement Agent a cash fee equal to 7.0% of the aggregate gross proceeds received in the Offering. The Company has also agreed to reimburse the Placement Agent for up to $100,000 for out-of-pocket expenses for legal fees and other expenses. In addition, the Company agreed to issue to the Placement Agent, at the closing of the Offering, warrants, exercisable from the date of issuance until the five year anniversary of the commencement of sales, to purchase up to 350,000 shares of Common Stock (which represents 7.0% of the aggregate number of shares of Common Stock, inclusive of shares of Common Stock issuable upon the exercise of Pre-Funded Warrants, sold in the Offering), at a per share exercise price of $0.4375 (which represents 125% of the public offering price per Unit) (the “Placement Agent Warrants”).

The foregoing descriptions of the Common Stock Warrants, the Pre-Funded Warrants, the Placement Agent Warrants, the Securities Purchase Agreement and the Placement Agency Agreement are not complete and are qualified in their entirety by reference to the full texts of such documents, which are listed as Exhibits 4.1, 4.2, 4.3, 10.1 and 10.2, respectively, to this Current Report on Form 8-K and are incorporated by reference herein.

Item 7.01.	Regulation FD Disclosure.

On February 11, 2026, the Company issued a press release regarding the pricing of the Offering (the “Pricing Press Release”). A copy of the Pricing Press Release is attached to this Current Report on Form 8-K as Exhibit 99.1 and is incorporated by reference herein.

On February 13, 2026, the Company issued a press release regarding the closing of the Offering (the “Closing Press Release”). A copy of the Closing Press Release is attached to this Current Report on Form 8-K as Exhibit 99.2 and is incorporated by reference herein.

The information referenced under this Item 7.01 (including Exhibits 99.1 and 99.2 referenced in Item 9.01 below) of this Current Report on Form 8-K is being “furnished” under this Item 7.01 and, as such, shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. The information set forth in this Current Report on Form 8-K with respect to the Pricing Press Release and Closing Press Release shall not be incorporated by reference into any registration statement, report or other document filed by the Company pursuant to the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Number	Description

4.1	Form of Common Stock Warrant (incorporated by reference to Exhibit 4.2 to the Company’s Form S-1 Registration Statement, File No. 333-293322, filed with the SEC on February 9, 2026).
4.2	Form of Pre-Funded Warrant (incorporated by reference to Exhibit 4.3 to the Company’s Form S-1 Registration Statement, File No. 333-293322, filed with the SEC on February 9, 2026).
4.3	Form of Placement Agent Warrant (incorporated by reference to Exhibit 4.4 to the Company’s Form S-1 Registration Statement, File No. 333-293322, filed with the SEC on February 9, 2026)
10.1	Form of Securities Purchase Agreement (incorporated by reference to Exhibit 10.50 to the Company’s Form S-1 Registration Statement, File No. 333-293322, filed with the SEC on February 9, 2026).
10.2	Placement Agency Agreement, dated February 11, 2026, by and between the Company and the Placement Agent.
99.1	Press Release of the Company, dated February 11, 2026.
99.2	Press Release of the Company, dated February 13, 2026.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BIORESTORATIVE THERAPIES, INC.

Dated: February 17, 2026	By:	/s/ Lance Alstodt
Lance Alstodt
Chief Executive Officer